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                                                                Exhibit 10(a)


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Registration Rights Agreement (this "AGREEMENT") is made and entered into as of September 15, 1996 (the "EFFECTIVE DATE") by and between Checkfree Corporation, a Delaware corporation (the "COMPANY"), and Intuit Inc., a Delaware corporation ("INTUIT").

                                    RECITALS

         A. Intuit and the Company have entered into a certain Agreement and Plan of Merger dated as of even date herewith (the "PLAN"), pursuant to which Checkfree Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of the Company ("NEWCO"), is to be merged with and into Intuit Services Corporation, a Delaware corporation and a wholly-owned subsidiary of Intuit ("SUB") in a statutory merger (the "MERGER").

         B. Upon consummation of the Merger, Intuit, as Sub's sole stockholder, will receive shares of the Common Stock of the Company upon the conversion of the outstanding stock of Sub in the Merger. As a condition to the consummation of the Merger, the Plan provides that Intuit shall be granted certain registration rights with respect to the shares of the Company's Common Stock to be issued to it in the Merger, all as more fully set forth herein.

         C. This Agreement amends, restates, and supersedes that certain Registration Rights Agreement dated as of September 15, 1996 previously entered into by the parties (the "PRIOR REGISTRATION RIGHTS AGREEMENT").

         1.  REGISTRATION RIGHTS.
             --------------------

                  1.1  DEFINITIONS. For purposes of this Section 1:

                       (a) REGISTRATION. The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement.

                       (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: (1) all the shares of Common Stock of the Company issued to Intuit in the Merger pursuant to the Plan, and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, all such shares of Common Stock of the Company described in clause (1) of this subsection
(b); EXCLUDING in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act.



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                       (c) SEC. The term "SEC" or "COMMISSION" means the U.S.
Securities and Exchange Commission.

                       (d) EFFECTIVE TIME; NASDAQ NM. The terms "EFFECTIVE TIME" and "NASDAQ NM" shall have the same respective meanings that are given to such terms in the Plan.

                  1.2  DEMAND REGISTRATION.

                       (a) REQUEST BY INTUIT. If the Company shall receive at any time after the closing of the Merger a written request ("REQUEST") from Intuit that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 1.2, then the Company shall effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities which Intuit requests to be registered in the Request, subject only to the limitations of this Section 1.2; PROVIDED, that the Registrable Securities requested by Intuit to be registered pursuant to such request must be at least twenty percent (20%) of the Registrable Securities issued to Intuit in the Merger; PROVIDED, HOWEVER, that the first such request for registration under this Section 1.2(a) ("FIRST REQUEST") may be for such lesser number of shares of Registrable Securities as would reduce Intuit's ownership of the Company's Common Stock to less than twenty percent (20%) of the shares of the Company's Common Stock outstanding after such sale. Notwithstanding the foregoing, if due to action by an underwriter as provided in Section 1.2(b), or for any other reason beyond Intuit's control (including, but not limited to, actions by Checkfree or any Checkfree stockholder, or any agreement to which Checkfree is a party), Intuit is prevented from registering the minimum number of Registrable Securities required for Intuit to request a registration of Registrable Securities under this Section 1.2, then Intuit shall nevertheless be entitled to have registered pursuant to this Section 1.2, such lesser number of Registrable Securities as it is able to register. Notwithstanding the foregoing, the First Request may be given by Intuit to the Company prior to the Effective Time, and if the First Request is given to the Company prior to the Effective Time, then the Company shall (i) immediately begin preparation of the registration statement to be used to register the Registrable Securities to be covered in the registration that is the subject of the First Request (the "FIRST REGISTRATION"); and (ii) use its best efforts to file the registration statement for the First Registration with the SEC as soon as practicable after the Effective Time.

                       (b) UNDERWRITING. The Registrable Securities covered by the Request may be offered by means of an underwriting if Intuit so requests, and Intuit shall so advise the Company as a part of its Request. If an underwriting is requested by Intuit in its Request, then Intuit and the Company shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the mutual agreement of the Company and Intuit; PROVIDED, that neither the Company nor Intuit shall unreasonably refuse to agree to a managing underwriter selected by the other, but shall in good faith attempt to select mutually agreeable managing underwriters. Notwithstanding any other provision of this Section 1.2, if the underwriters advise the Company in writing that marketing factors require a limitation of the number

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of securities to be underwritten, then the Company shall so advise Intuit, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriters; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company and any other selling securityholder are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                       (c) MAXIMUM NUMBER OF DEMAND REGISTRATIONS. The Company is obligated to effect only one (1) such registration pursuant to this Section
1.2 per calendar year, commencing with 1997.

                       (d) EXPENSES. Intuit shall bear all discounts, commissions or other amounts payable to underwriters or brokers with respect to the sale of Registrable Securities by Intuit in such offering, as well as Intuit's Pro Rata Share (as that term is defined below) of one-half of all other expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and for Intuit. As used in this Section 1.2(d), Intuit's "PRO RATA SHARE" with respect to an offering, means the percentage obtained by dividing (i) the number of shares of the Company's Common Stock registered and sold by Intuit in such offering by (ii) the total number of shares of the Company's Common Stock sold in such offering by all parties (including Intuit) other than the Company.

                       (e) RIGHTS OF THE COMPANY. Notwithstanding anything to the contrary in this Section 1.2 or otherwise in this Agreement, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.2 as follows:

                           (i) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) If the Company, within ten (10) days of the
receipt of a registration Request of Intuit under Section 1.2, gives written notice to Intuit of the Company's bona fide intention to effect the filing, within thirty (30) days of receipt of such Request, of a registration statement with the Commission for the sale of securities by the Company (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), in which event, (x) Intuit shall be entitled to exercise its piggyback registration rights under Section
1.3 hereof with respect to such registration, (y) the Company shall be required in good faith to employ all reasonable efforts to cause its registration statement to become effective and to give prompt written notice to Intuit if the Company abandons its effort to file or causes its registration statement to become effective, and (z) in the event the Company gives notice that it has abandoned its registration

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statement efforts, the Company shall promptly renew its best efforts to register the Registrable Securities that were the subject of Intuit's demand registration Request if so requested in writing by Intuit within ten (10) days after Intuit's receipt of notice that the Company has abandoned its registration efforts;

                           (iii)  During the period starting with the filing of
and ending on the date ninety (90) days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (iv)  If the Company shall furnish to Intuit a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental, for the specific reasons stated in such certificate, to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register under this
Section 1.2 shall be deferred for a period not to exceed one hundred and twenty
(120) days from the date of receipt of the written Request from Intuit; PROVIDED that the Company may not exercise this right with respect to the registration requested by the First Request if such First Request is received by the Company on or before March 1, 1997; or

                           (v)  Unless at least one hundred and eighty (180)
days shall have expired from the effectiveness of a previous registration of Registrable Securities pursuant to this Section 1.2 or pursuant to a previous registration under Section 1.3 below in which Intuit was given the opportunity to include in such registration at least the lesser of (i) five percent (5%) of the Registrable Securities issued to Intuit in the Merger, or (ii) all Registrable Securities then owned by Intuit.

Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of Intuit.

                  1.3 PIGGYBACK REGISTRATIONS. The Company shall notify Intuit in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING registration statements relating solely to any registration under
Section 1.2 of this Agreement or any employee benefit plan or a Rule 145 transaction) and will afford Intuit, subject to the terms and conditions set forth herein, an opportunity to include in such registration statement all or any part of the Registrable Securities then held by Intuit. Intuit shall, within five (5) business days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities Intuit wishes to include in such registration statement. If Intuit decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Intuit shall nevertheless continue to have the right to include any Registrable Securities not included in such registration statement in any

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subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. If Intuit is given the opportunity to include in any registration statement filed under this Section 1.3 at least the lesser of
(i) five percent (5%) of the Margin Registrable Securities issued to Intuit in the Merger, or (ii) all Registrable Securities then owned by Intuit, then Intuit shall not make a request for registration under Section 1.2 hereof for at least one hundred and eighty (180) days after the earlier of the termination of such offering or the effectiveness of such registration statement.

                           (a)  UNDERWRITING. If a registration statement under
which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise Intuit. In such event, Intuit's right to include Registrable Securities in a registration pursuant to this Section 1.3 shall be conditioned upon Intuit's participation in such underwriting and the inclusion of Intuit's Registrable Securities in the underwriting to the extent provided herein. Intuit shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, and SECOND, to Intuit; PROVIDED, HOWEVER, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that:
(i) the number of Registrable Securities included in any such registration is not reduced below twenty percent (20%) of the shares included in the registration; and (ii) all shares that are not Registrable Securities and are held by other shareholders of the Company, (except those shareholders with registration rights that, as of the Effective Date of the Plan, are senior to or on a pari passu basis with those of Intuit and are disclosed to Intuit in the Plan or any disclosure letter delivered to Intuit pursuant to the Plan), shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If Intuit disapproves of the terms of any such underwriting, Intuit may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                           (b)  EXPENSES. Intuit shall bear all discounts,
commissions or other amounts payable to underwriters or brokers with respect to the sale of Registrable Securities by Intuit in any offering registered under this Section 1.3 and fees and disbursements of counsel for Intuit in connection with such offering. All other expenses incurred in connection with a registration pursuant to this Section 1.3, including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

                  1.4 SHELF REGISTRATION. As soon as practicable after the Effective Time (but not later than ten (10) business days after the Effective
Time), the Company shall file a registration statement on Form S-3 for a continuous registered shelf offering under Rule 415 of the Securities

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Act (the "SHELF REGISTRATION STATEMENT") covering the registration of all
Registrable Securities (the "SHELF REGISTERED SECURITIES"). The Company shall use its best efforts to cause the Shelf Registration Statement and the registration of the Shelf Registered Securities thereunder to be declared effective by the SEC as soon as practicable following the Effective Time, and shall continuously maintain the effectiveness of the Shelf Registration Statement at all times following the Effective Time until the second (2nd) anniversary of the Effective Time. Intuit's right to offer and sell Shelf Registered Securities pursuant to the Shelf Registration Statement shall be subject to the following limitations:

                           (a)  LIMITATION ON AMOUNT OF SECURITIES SOLD. For as
long as Intuit may be an affiliate of the Company as defined in the Securities Act, the amount of Shelf Registered Securities that may be sold by Intuit in each sale of Shelf Registered Securities in reliance on the Shelf Registration Statement under this Section 1.4, together with all sales of other shares of the Company's Common Stock for the account of Intuit within the preceding three months (EXCLUDING any sales of the Company's Common Stock by Intuit pursuant to registrations filed pursuant to Section 1.2 or 1.3 of this Agreement), shall not exceed the greater of (i) one percent (1%) of the shares of the Company's Common Stock outstanding as shown by the most recent report or statement published by the Company, or (ii) the average weekly reported volume of trading in shares of the Company's Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding Intuit's delivery to the Company of the notice required by Section 1.4(b).

                           (b)  NOTICE OF PROPOSED SALE. Intuit shall give the
Company written notice of its bona fide intention to sell Shelf Registered Securities pursuant to the Shelf Registration Statement at least seven (7) business days in advance of the proposed date of sale, and the Company shall act as soon as practicable to make any necessary filings with the Securities and Exchange Commission and regulatory bodies as may be necessary to permit the sale of the Shelf Registered Securities in accordance with Section 1.4(a).

                           (c)  MINIMUM AMOUNT OF SECURITIES SOLD. Each request
to sell Shelf Registered Securities under this Section 1.4 shall be for such number of shares of the Company's Common Stock having an aggregate sale price of at least $250,000.

                           (d)  EXPENSES. Intuit shall bear all discounts,
commissions or other amounts payable to underwriters or brokers and fees and disbursements of counsel for Intuit in connection with sales of Shelf Registered Securities by Intuit. All other expenses incurred in connection with a sale of Shelf Registered Securities pursuant to this Section 1.4, including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

                            (e)  CURATIVE MEASURES. If for any reason the Shelf
Registration Statement ceases to be effective at any time prior to the second
(2nd) anniversary of the Effective Time, then the Company shall use its best efforts to cause the Shelf Registration Statement (or a new shelf

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registration statement conforming to the provisions of this Section 1.4) to be declared effective by the SEC and remain effective until the second (2nd) anniversary of the Effective Time.

                  1.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, and except as otherwise provided in this Section or otherwise in this Agreement, the Company shall, as expeditiously as reasonably possible:

                           (a)  Prepare promptly and file with the SEC a
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, keep such registration statement effective (i) with respect to a registration statement filed pursuant to Section 1.2 or 1.3 hereof, for ninety (90) days (or until the earlier sale of the Registrable Securities covered thereby), and (ii) with respect to a shelf registration statement filed pursuant to Section 1.4 hereof, until the second (2nd) anniversary of the Effective Time, which registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                           (b)  Prepare promptly and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c)  Furnish to Intuit such number of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.

                           (d)  Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Intuit, PROVIDED, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e)  In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering.

                           (f)  Notify Intuit at any time when a prospectus
relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or

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necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g)  Furnish, at the request of Intuit, on the date
that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to Intuit, addressed to the underwriters, if any, and to Intuit, and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a Intuit, addressed to the underwriters, if any, and to Intuit.

                           (h)  Make generally available to its security holders
as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of any registration statement and any post-effective amendment thereto.

                           (i)  Make available for inspection by Intuit, any
underwriter participating in any underwritten offering of Registrable Securities, and any attorney, accountant or other agent retained by Intuit or any such underwriter (collectively, the "INSPECTORS"), all pertinent documents of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, if and to the extent it has any such responsibility under the Securities Act, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of exercising such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to Intuit) of any Record or other non-public information relating to the Company received by such Inspector unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement; and PROVIDED, FURTHER, HOWEVER, that in the event Intuit obtains material nonpublic information concerning the Company pursuant to this Section 1.5(i) or Section 1.5(a) or (f) or otherwise, such Inspector shall not purchase or sell or otherwise trade in any securities of the Company in violation of applicable law until such information is made public by the Company. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 1.5(i). Intuit agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or

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governmental body of competent jurisdiction, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                           (j)  Use its best efforts either to (i) cause all the
Registrable Securities covered by any registration statement to be listed on a national securities exchange, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the quotation of the Registrable Securities on the Nasdaq NM if such quotation is then permitted under the rules of the Nasdaq NM.

                           (k)  Provide a transfer agent and registrar, which
may be a single entity, for the Registrable Securities not later than the effective date of any registration statement.

                           (l)  Cooperate with Intuit and the managing
underwriter or underwriters of any offering involving Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to a registration effected hereto, and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or Intuit, may reasonable request.

                           (m)  Take all other reasonable actions necessary to
expedite and facilitate disposition by Intuit of the Registrable Securities pursuant to the registration statement.

                  1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2, 1.3, or 1.4 that Intuit shall furnish to the Company such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

                  1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 1.2, 1.3, or 1.4:

                           (a)  BY THE COMPANY. To the extent permitted by law,
the Company will indemnify and hold harmless Intuit, officers and directors of Intuit, any underwriter (as defined in the Securities Act) for Intuit and each person, if any, who controls Intuit or such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                                 (i)  any untrue statement or alleged untrue
                  statement of a material fact contained in a registration statement filed pursuant to this Section 1, including

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                  any preliminary prospectus or final prospectus contained
                  therein or in any amendments or supplements thereto;

                                 (ii) the omission or alleged omission to state in a registration statement filed pursuant to this Section 1 (including any preliminary prospectus or final prospectus contained therein or in any amendments or supplements thereto), a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                 (iii) any violation or alleged violation by the
                  Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each of Intuit, such officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Intuit, or by such, officer, director, underwriter or controlling person of Intuit.

                           (b) BY INTUIT. To the extent permitted by law, Intuit
will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Intuit expressly for use in connection with such registration; and Intuit will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Intuit, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that the total amounts payable in indemnity by Intuit under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by Intuit in the registered offering out of which such Violation arises.

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



                           (c) NOTICE. Promptly after receipt by an indemnified
party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement of such an action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                           (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The
foregoing indemnity agreements of the Company and Intuit are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or in the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreements shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                           (e) CONTRIBUTION. In order to provide for just and
equitable contribution to joint liability under the Securities Act in any case in which either (i) Intuit (and/or any officer, director, underwriter or controlling person who may be indemnified under Section 1.7(a)), makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Intuit (and/or any officer, director, underwriter or controlling person who may be indemnified under Section 1.7(a)) in circumstances for which indemnification is provided under this Section 1.7; then, and in each such case, the Company and Intuit (and/or such other person) will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault as determined by a court of competent jurisdiction; PROVIDED, HOWEVER, that in no event (i) shall Intuit be responsible for more than the portion represented by the percentage that the public offering price of the Registrable Securities offered and sold by Intuit under the registration statement bears to the public offering price of all securities offered and sold under such registration statement and (ii) shall Intuit be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by Intuit pursuant to such registration statement; and in any event, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (f) SURVIVAL. The obligations of the Company and
Intuit under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                  1.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, for so long as Intuit owns any Registrable Securities, the Company agrees to:

                           (a) Make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                           (b) File with the Commission in a timely manner all
reports and other documents required of the Company under the 1934 Act; and

                           (c) So long as Intuit owns any Registrable
Securities, to furnish to Intuit forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Intuit may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                  1.9 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations to register Registrable Securities held by Intuit (i) if all Registrable Securities have been registered and sold pursuant to registrations effected pursuant to this Agreement, or (ii) after the fifth anniversary of the Effective Time of the Merger; provided, however, that if the Company defers a demand registration pursuant to Section 1.2(e)(iv), then the expiration date under this clause (ii) shall be extended for one year for each occasion on which the Company has exercised such rights.

                  1.10 PREFERENCE TO OUTSTANDING REGISTRATION RIGHTS. The Company has previously entered into agreements dated as of May 6, 1996 granting to certain holders of Common Stock of the Company issued in connection with the acquisition of Security APL, Inc. registration rights with respect to such securities that provides, that until May 9, 1998, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new agreement specifies that the rights of such holders under the May 6, 1996 agreements shall have preference to the holders of such new registration rights. Accordingly, Intuit acknowledges that its registration rights under this Agreement are subordinate to the registration rights granted under the May 6, 1996 agreements.

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



                  1.11 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Intuit, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3, or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of Intuit which is included, or (b) to make a demand registration which could result in such registration statement being declared effective (i) during the effectiveness of any registration statement effected pursuant to Section 1.2, or (ii) within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

         2. ASSIGNMENT.
            -----------

                  2.1 ASSIGNMENT. Notwithstanding anything herein to the contrary, the registration rights of Intuit under Section 1 hereof may be assigned only to (a) a party who acquires a number of shares of Company Common Stock equal to at least fifty percent (50%) of the shares of Common Stock that constituted the original number of Registrable Securities (as such number may be adjusted to reflect subdivisions, combinations and stock dividends of the Company's Common Stock) or (b) any party who acquires ownership or control of Intuit through a merger, consolidation, sale of assets or similar business combination; PROVIDED, HOWEVER that no party may be assigned any of the foregoing rights until the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and PROVIDED FURTHER, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2.

         3. GENERAL PROVISIONS.
            -------------------

                  3.1 STANDOFF AGREEMENT. Intuit agrees, so long as it holds at least five percent (5%) of the Company's outstanding voting equity securities, that, upon request of the Company or the underwriters managing an underwritten offering of the Company's securities, Intuit will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed ninety (90) days) from the effective date of such registration as may be requested by the underwriters; PROVIDED, that if any officer or director of the Company who owns at least one percent (1%) of the outstanding voting equity securities of the Company does not agree to such restrictions, then Intuit shall not be required to do so either; and PROVIDED that the foregoing provisions of this Section 3.1 shall not apply to any sale of Registrable Securities by Intuit pursuant to the registration requested by the First Request if such First Request is received by the Company on or before March 1, 1997.

                  3.2 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                      (a)  If to Intuit, at:

                              Intuit Inc.
                              2535 Garcia Avenue
                              Mountain View, CA 94039
                              Attention: Chief Executive Officer

                              with a copy to:

                              Fenwick & West LLP
                              Two Palo Alto Square, Suite 800
                              Palo Alto, CA 94306
                              Attention: Kenneth A. Linhares, Esq.

                      (b)  If to Checkfree:

                              Checkfree Corporation
                              4411 East Jones Bridge Road
                              Norcross, Georgia 30092
                              Attention:  President

                           with a copy to:

                              Checkfree Corporation
                              8275 North High Street
                              Columbus, Ohio 43235
                              Attn:  General Counsel

                              and

                              Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                              Attention: Curtis A. Loveland, Esq.

Any party hereto (and such party's permitted assigns) may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

                  3.3 ENTIRE AGREEMENT. This Agreement, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof, including but not limited to the Prior Registration Rights Agreement.

                  3.4 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Intuit (and/or any of their permitted successors or assigns).

                  3.5 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws and choice of law.

                  3.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  3.7 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

                  3.8 SUCCESSORS AND ASSIGNS. Subject to the provisions of
Section 2.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

                  3.9 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                  3.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


CHECKFREE CORPORATION                      INTUIT INC.

By:__________________________              By:_____________________________

Title:  _______________________            Title: ___________________________